UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2005

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

2005 Stock Incentive Plan

At the Annual Meeting of Shareholders of Cisco Systems, Inc. (the “Company”) held on November 15, 2005, the Company’s shareholders approved the 2005 Stock Incentive Plan (the “Plan”). The Plan was adopted by the Company’s Board of Directors (the “Board”) on July 14, 2005, subject to the approval of the Company’s shareholders, and became effective with such shareholder approval on November 15, 2005.

The Plan provides for the grant of stock options (both nonstatutory and incentive stock options), stock grants, stock units and stock appreciation rights to employees (including employee directors and executive officers) and consultants of the Company and its subsidiaries and affiliates, and non-employee directors of the Company. An aggregate of 350,000,000 shares of the Company’s common stock have been reserved and are available for issuance under the Plan on a discretionary basis, subject to limitations set forth in the Plan.

The Plan is currently set to terminate at the Company’s 2007 Annual Meeting of Shareholders unless re-adopted or extended by the shareholders prior to or on such date.

A more complete description of the terms of the Plan can be found in “Proposal No. 2 – Approval of the 2005 Stock Incentive Plan” (pages 10 through 15) in the Company’s definitive proxy statement dated September 20, 2005 and filed with the Securities and Exchange Commission on September 26, 2005, which description is incorporated by reference herein. The foregoing description of the Plan and the description incorporated by reference from the Company’s definitive proxy statement are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this report.

Lead Independent Director Compensation

On November 15, 2005, the Board formalized the appointment of Carol A. Bartz as the Lead Independent Director of the Board. In addition, the Board approved an annual retainer of $30,000 for the role of Lead Independent Director, which annual retainer will be paid in addition to any other compensation paid for Board and committee service to the person serving in that capacity.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	2005 Stock Incentive Plan (including related form agreements) (incorporated by reference to Exhibit 99.1 to the registration statement on Form S-8 (Registration No. 333-129719) filed by the registrant with the Commission on November 15, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: November 16, 2005	By:	/s/ Mark Chandler
	Name:	Mark Chandler
	Title:	Vice President, Legal Services, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	2005 Stock Incentive Plan (including related form agreements) (incorporated by reference to Exhibit 99.1 to the registration statement on Form S-8 (Registration No. 333-129719) filed by the registrant with the Commission on November 15, 2005)